Newtek Business Services, Inc.
Newtek Business Services, Inc.
“The Small Business Authority®”
“The Small Business Authority®”
Hosted by:
Hosted by:
Barry Sloane, President & CEO
Barry Sloane, President & CEO
Jennifer Eddelson, CAO
Jennifer Eddelson, CAO
Full Year 2012
Full Year 2012
Financial Results Conference Call
Financial Results Conference Call
March 27, 2013 4:15pm ET
March 27, 2013 4:15pm ET
NASDAQ: NEWT
NASDAQ: NEWT
www.thesba.com
www.thesba.com
Investor Relations Public Relations
Newtek IR Hayden Investor Relations Rubenstein Public Relations, Inc.
Jayne Cavuoto
jcavuoto@thesba.com
(212) 273-8179
Brett Maas
brett@haydenir.com
(646) 536-7331
Peter Seltzberg
peter@haydenir.com
(646) 415-8972
Jonathan Goldberg
jgoldberg@rubensteinpr.com
(212) 843-9335
Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.
All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the
Securities and Exchange Commission and available through http://www.sec.gov

Full Year 2012
Full Year 2012
Conference Call Agenda
Conference Call Agenda

Full Year 2012 Consolidated Financial Performance
Segment Performance and Revenue Growth
2013 Guidance
Newtek Growth Strategy
Marketing Initiatives
Future Initiatives

Consolidated Performance
Consolidated Performance

For the full year 2012, the Company had consolidated:
•
Pretax income of $9.4 million, an increase of $7.4 million, or 365.4%, compared to the full year 2011
•
Net income of $5.6 million, an increase of $2.3 million, or 69.2%, compared to the full year 2011
•
Modified EBITDA* of $16.7 million, an increase of $7.1 million, or 74%, compared to full year 2011
For the 12 months ended December 31, 2012, EPS was $0.15 per diluted share
vs. $0.09 per diluted share one year ago
Previously announced (on 2/1/2013) a one-time pre-tax charge of $1.5 million increase in merchant charge-back losses caused by 1 outside
party. Significantly affected FY 2012 performance, as well as slightly impacted
FY 2011
•
Met high-end of previously stated guidance of $0.15 per diluted share
•
Excluding one-time charge, FY 2012 earnings per diluted share would have been
$0.17
*See slide 44 for definition of Modified EBITDA

Impact of Restatement
Impact of Restatement

One-time $1.5 million pretax charge (previously announced on 2/1/13), included $1.3 million restated over 4 prior quarters beginning Q4’2011
Did not impact achieving high-end of 2012 diluted EPS guidance range of
$0.14 - $0.15 per share
Restatement reduced 2011 diluted EPS by $0.01 per share, or to $0.09 per diluted share from previously reported $0.10 per diluted share
All references to consolidated 2011 pretax and net income, 2011 diluted
EPS, Modified EBITDA* and the 2011 EPP segment results in this presentation reflect amounts as restated
*See slide 44 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"

$ in millions
$2.0
$9.4
$3.3
$5.6
$9.6
$16.7
Pre-Tax Income
Net Income
Modified EBITDA*
FY 2011
FY 2012

Consolidated Earnings Performance Consolidated Earnings Performance 6 *See slide 44 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"

$0.16
$0.12
$0.08
$0.04
$0.00
$0.09
$0.15
Earnings Per Diluted Share
FY 2011
FY 2012

7 Consolidated Earnings Performance Consolidated Earnings Performance Earnings per Diluted Share 67% increase year over year in fully diluted EPS

Newtek®
"The Small Business Authority®"

$0.18
$0.15
$0.09
$0.04
-$0.01
2009
2010
2011
2012
2013 Forecasted Midpoint

$11.5
$9.4
$2.0
$1
-$4
2009
2010
2011
2012
2013 Forecasted Midpoint

❖

❖

2013 Consolidated Financial Guidance
2013 Consolidated Financial Guidance
Earnings (loss) per diluted share

Pretax Income
($ in millions)
Earnings Per Share
The Company met the high end of its FY 2012 diluted EPS guidance range at
$0.15 per share
Expect FY 2013 diluted EPS midpoint of $0.18 per share and pretax income midpoint of $11.5 million

Consolidated Balance Sheet
Consolidated Balance Sheet
Major changes in Assets and Liabilities
•
Increase of $11.8 million in Broker receivable
•
Increase of $21.2 million in SBA loans held for investment
•
Increase of $26.3 million in Notes payable
•
Decrease of $8.2 million in Credits and Notes payable in credits in lieu of cash

$ in thousands
Balance
Dec  31, 2012
Balance
Dec  31, 2011
(Restated)
Total Cash & Cash Equivalents $14,229 $11,201
Total Assets $152,742 $129,795
Total Liabilities $83,840 $70,642
Total Equity $68,902 $59,153
Selected Items

Newtek®
"The Small Business Authority®"

Cash & Cash Equivalents
$ in millions
$11.2
$14.2
12/31/2011
12/31/2012

Newtek

Consolidated Cash Position
Consolidated Cash Position

Between December 31, 2011 and December 31, 2012:
Cash and cash equivalents increased by $3.0 million
Cash per diluted share increased from $0.31 to $0.39

Operating Segment Performance
Operating Segment Performance

Electronic Payment Processing:
•
Revenue increased by 4% over 2011, to $85.5 million
— Revenue up by 9% excluding impact of Durbin Amendment
•
Pretax income increased by 14% over 2011 to $7.0 million
— Pretax income up by 30% excluding impact of restatement adjustment
For the Full Year 2012 vs. 2011:
Managed Technology Solutions:
•
Revenue decreased by 5% over 2011 to $18.2 million
•
Pretax income decreased by 12% over 2011 to $4.3 million
Small Business Lending:
•
Revenue increased by 21% over 2011 to $25.4 million
— Excluding the reversal of the fair value adjustment related to loans achieving sale status in 2011 of $3.4 million, 2012 revenue would have increased by
43.9% over 2011 revenue
•
Pretax income increased by 96% over 2011 to $8.1 million

Newtek®
"The Small Business Authority®"

SBF
$25.4M

$30
$25
$20
$15
$10
$5
$-
$ in millions
$7.3
$9.4
$21.0
$25.4
FY 2009
FY 2010
FY 2011
FY 2012

Small Business Finance
Small Business Finance

2012 SBF revenue increased by 21% to $25.4 million from $21.0 million in 2011
S&P-rated commercial servicer; FDIC contract
Very strong lending infrastructure with significant leverage
Sector offers the best opportunity for NEWT shareholders
FY 2012 SBF revenue was 19.4% of total operating revenue
FY 2012 Total Operating
Revenue:
$131.1 million
SBF Revenue Trend

Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranty Percent 75%
Guaranteed Balance $750,000
Unguaranteed Balance $250,000
Premium* 12.5%

Small Business Finance
Small Business Finance
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Resulting Revenue (Expense)
Associated Premium**
$93,750
Servicing Asset***
$18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Discount $(18,750)
Referral Fees $(7,500)
Total Direct Expenses $(26,250)
Net Risk-adjusted Profit Recognized $88,630
Net Cash Created pretax
(post securitization)****
$11,250
**Assumes 12.5% of the Guaranteed balance
*** Value determined by GAAP servicing value
**** Assuming the loan is sold in a securitization in
12 months
*Premium above 10% split 50/50 with SBA

Securitization Strategy
Securitization Strategy
3 securitized structures completed
•
March 2013
•
December 2011
•
December 2010
March 2013: completed securitization and sale of $20.9 million A-Rated securities through Guggenheim Securities
•
Collateral consisted of 113 loans with an aggregate principal balance of
$23.6 million
Improved securitization economics compared to previous two
securitizations in 2010 and 2011
•
Improved long-term cost of interest of more than 150 basis points
•
Improved proceeds of securitization by between 8% and 9%

Newtek®
"The Small Business Authority®"

$112.0
$97.1
$ in millions
Loans Closed
FY 2011
FY 2012

Small Business Finance
Small Business Finance
During the 12 months ended December 31, 2012, the Lender closed
104 loans, totaling $112.0 million, vs. 102 loans, totaling $97.1 million, in the 12 months ended December 31, 2011
We forecast the Lender to close between $150 - $200 million in 2013
Loans Closed

Newtek®
"The Small Business Authority®"

$ in millions
$16.5
$25.7
$36.8
$42.5
$12.5
$21.7
$6.4
$51.6
Closed
Approved - Pending Closing
In Underwriting
Prequalified
3/25/2012
3/25/2013

Small Business Finance
Small Business Finance

As of March 25, 2013, the total Small Business Lending Pipeline has increased by
$69.2 million, or 95.8% year over year:
•
Closed loans increased by $9.1 million, or 55.2%
•
Approved – Pending closing increased by $5.7 million, or 15.5%
•
Loans currently in underwriting have increased by $9.2 million, or 73.6%
•
Prequalified volume has increased by $45.2 million, or 707.3%
•
March 25, 2012 pipeline of $72.2 vs. March 25, 2013 pipeline of $141.5 million

Newtek®
"The Small Business Authority®"

$ in millions
$286.1
$351.7
$137.0
$177.0
$423.1
$528.7
NEWT Loans*
Servicing Other Loans*
Total Loans*
31-Dec-11
31-Dec-12

❖

–

–

Small Business Finance
Small Business Finance

The SBF servicing portfolio – December 31, 2012 vs. 2011:
•
NEWT portfolio increased by 23%; third-party servicing portfolio increased by 29%
•
Related servicing fee income on all portfolios increased by $3.8 million to $6.9 million, or 123%, for the 12 months ended December 31, 2012 vs. 2011
•
Anticipate total servicing portfolio to increase to $750 - $850 million by 12/31/13
In Q1’ 13, approximately $65 million transferred to NEWT servicing portfolio from large multi-billion dollar bank
2013 loan originations create $175 million of new servicing at midpoint
*Principal balance of loans serviced (dollars in millions)

Newtek®
"The Small Business Authority®"

EPP
Revenue
$85.5M

EPP Revenue Trend
$ in millions
$100
$80
$60
$40
$20
$0
$69.7
$80.9
$82.5
$85.5
FY 2009
FY 2010
FY 2011
FY 2012

Newtek

2012 EPP revenue increased by 4% to $85.5 million from $82.5 million in 2011
•
Excluding impact of Durbin amendment, 2012 revenue increased by 9% over 2011
eCommerce: single most important corporate initiative and identifier; will be a significant growth engine
$1.3 million merchant chargeback loss, recorded in 2012, significantly impacted
2012 performance
Electronic Payment Processing
Electronic Payment Processing

FY 2012 EPP revenue was 65.2% of total operating revenue
FY 2012 Total Operating
Revenue:
$131.1 million

2013 -
2013 -
Enhancing Risk Management
Enhancing Risk Management
Historically, Newtek has had an excellent record of managing risk through both good and bad times by continually enhancing our credit policies and procedures
Named Edward Petrosky as Chief Credit and Risk Officer of the Holding
Company and all subsidiaries
Named Eric Turille as President of the Electronic Payment Processing Unit
Named Ted Rallis as Senior Vice President of Human Resources

Has over 20 years of experience in human resource management and relationship building
•
Formerly serving the function of Chief Credit Officer at 5 banking institutions
•
Has over 20 years of experience in operations, sales and marketing in the electronic payment processing space

2013 -
2013 -
Enhancing Revenue Management
Enhancing Revenue Management
Randy Sagar
Executive Vice President of Business Development
Located in Louisville, Kentucky
Sundeep ‘Sunny’ Dronawat
Executive Vice President and Advisor to the Chairman
Located in Louisville, Kentucky
Tom Stier
Senior Vice President and Western Region Manager
Located in Irvine, California
Adam Epstein
Director of Strategic Alliances
Located in New York (Long Island & NYC)

Newtek®
"The Small Business Authority®"

MTS
$18.2M

MTS Revenue Trend
$ in millions
$20
$16
$12
$8
$4
$-
$18.9
$19.2
$19.2
$18.2
FY 2009
FY 2010
FY 2011
FY 2012

Managed Technology Solutions
Managed Technology Solutions

2012 MTS revenue decreased by 5% to $18.2 million from $19.2 million in 2011
This segment is being transformed to take advantage of shift to cloud-based business trends including: eCommerce, Payroll and Insurance
FY 2012 MTS revenue  was 13.9% of total operating revenue
FY 2012 Total Operating
Revenue:
$131.1 million

Shift to Linux-based Platforms
Shift to Linux-based Platforms
NTS plans to launch Linux Apache and Linux Nginx platforms
•
Should capture additional market opportunities
•
NTS created associated control panels, service support and billing, which allows
NTS to participate in growth of 100% of the market of new web design (vs. 33%
represented by Microsoft)
•
All platforms are available with NTS’s Cloud and non-Cloud environment, and are fully managed offerings unlike NTS competitors
•
Newtek Advantage™ leverages NTS’s underlying technologies to deliver real-time information and actionable business intelligence to new and existing customers
•
NTS launched a complete line of Cloud-based business and eCommerce packages, or Cloud Spaces, to streamline the decision process for business owners and accommodate designers and developers who wish to build sites in both Microsoft and Linux environments

2013 Revised Guidance
2013 Revised Guidance

Operating Revenue: midpoint of $148.2 million, with a range of $145.1 million and $151.2 million, an increase over the previously issued midpoint of $147.0 million, and a 12.1% increase over FY 2012 revenue of
$131.1 million
Pretax Income: midpoint of $11.5 million, with a range of $10.0 million and $13.0 million, unchanged from previously issued midpoint guidance, and an increase of 22.3% over 2012 pretax income of $9.4 million
Diluted EPS: midpoint of $0.18, with a range of $0.17 - $0.19 per share, an increase of 20.0% over 2012 diluted EPS of $0.15 per share

Newtek®
"The Small Business Authority®"

Earnings per Diluted Share
$ in millions
$0.09
$0.15
$0.17 - $0.19
2011 Actual
2012 Actual
2013 Guidance

Newtek

Consolidated Guidance
Consolidated Guidance

The Company met the high end of its 2012 diluted EPS guidance range of
$0.14 - $0.15 per share
Full year 2013 revised guidance includes diluted EPS range of $0.17 - $0.19 per share, with a midpoint of $0.18 per share

Modified EBITDA*
$ in millions
$9.8
$16.5
$19.3 - $22.4
2011 Actual
2012 Actual
2013 Guidance

Consolidated Guidance
Consolidated Guidance

Full year 2013 guidance includes Modified EBITDA* midpoint of $20.9 million, with a range of $19.3 million and $22.4 million
*See slide 44 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"

EPP
MTS
SBF

Managed Technology Solutions
Electronic Payment Processing
2013 Revised Segment Guidance
2013 Revised Segment Guidance

Revenue: $90.4 - $94.1M
Pretax Income: $8.2 - $9.0M
Modified EBITDA*: $8.5 - $9.3M
Revenue: $18.4 - $19.2M
Pretax Income: $3.9- $4.7M
Modified EBITDA*: $5.5 - $6.3M
All Other
Small Business Finance
Revenue: $34.0 - $35.6M
Pretax Income: $10.0 - $10.8M
Modified EBITDA*: $17.1 - $17.9M
Revenue: $2.2 - $2.2M
Pretax Loss: $(1.1) - $(0.9)M
Modified EBITDA*: $(1.0) - $(0.8)M
Revenue by Segment
*See slide 44 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"

Newt

Newtek

2013 Revised Segment Guidance
2013 Revised Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 18.4 19.2 34.0 35.6 2.2 2.2 0.8 0.8 145.8 151.9 0.1 0.1 (0.8) 145.1 151.2
Pretax Income (Loss) 8.2 9.0 3.9 4.7 10.0 10.8 (1.1) (0.9) (9.6) (9.3) 11.4 14.3 (1.5) (1.3) - 10.0 13.0
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 0.1  0.1 5.9 5.9 - - - - 6.4 6.4 0.2 0.2 - 6.2    6.2
Depreciation and
Amortization 0.3 0.3 1.5 1.5 1.2 1.2 0.1   0.1   0.1 0.1 3.3 3.3 - - - 3.2 3.2
Modified EBITDA* 8.5 9.3 5.5 6.3 17.1 17.9 (1.0) (0.8) (9.4) (9.1) 20.5 24.9 (1.4) (1.2) - 19.3 22.4

*See slide 44 for definition of Modified EBITDA

Growth Strategy
Growth Strategy
Increased
advertising
budget by
50%
Grow brand
organically & via
www.thesba.com
Corporate
re-brand:
authoritative
presence in small
business economy
Cross sell
and cross
market
Continue to
grow alliance
channels
Grow
applications
hosted in the
Cloud
• Remain #1 in Non-bank
Government Guaranteed
Lender
• Grow Newtek Advantage
Platform
• Grow revenues between
9-11% organically

Edward is the former President and CEO of Hanover Community Bank. Edward has over 35 years of experience in credit and risk management in the financial services industry, including money center, regional and community banks. Edward is the former President/CEO/Chief Credit Officer of successful turnaround situations and two start-
up banks, and has 15 years experience as a Chief Credit/Chief Lending Officer in the banking industry. Edward will be actively involved and reporting directly to the Board of Directors and the Chair of the Audit Committee about regular compliance and supervision regarding the Company's primary operating subsidiaries and evaluating their risk, controls, policies and procedures.
Ted Rallis, Senior Vice President of Human Resources
Eric Turille, President of Newtek Merchant Solutions
Edward Petrosky, Chief Credit Officer and Chief Risk Officer
Eric is the former President of First National Bank of Omaha, Merchant Services, former COO and Head of Sales at Vital Processing, former COO of Retriever Merchant Services and has served on several VISA and MasterCard committees. Eric has a vast background, with over 20 years of experience in operations, sales and marketing in the electronic payment processing space. Eric will be directly responsible for the day-to-day operations of our electronic payment processing business, in conjunction with Kim Olszewski, Chief Operating Officer of Newtek
Merchant Solutions, who has been with the organization since 2005.
Expanding Our Team of Professionals
Expanding Our Team of Professionals

Ted is the former Vice President, Human Resources at Marathon National Bank of NY, former Vice
President, Human Resources of ABN-AMRO North America (EAB), former Human Resources Manager of
Home Depot Regional, and former Corporate Director of Human Resources of The Revenue Maximization
Group. Ted has over 20 years experience and a proven track record in management and relationship building, demonstrating excellent communication skills and expertise in the varied disciplines of Human
Resources with contributions focused on quality delivery, improved efficiency and cost-effective results.

Expanding Our Team of Professionals
Expanding Our Team of Professionals

Randy Sagar, Executive Vice President of Business Development
Randy is a former partner in Financial Alliance and was the EVP of sales and marketing for National
Processing Company of Kentucky (NPC) and its successor Bank of America Merchant Services, where he was responsible for building a team of professionals who added over 8,000 new merchant accounts per month through its Wholesale, ISO, Agent Banks and Direct programs. Randy has been active in the
Electronic Transaction Association for 15 years where he has authored or coauthored numerous whitepapers. Additionally, Randy has 20 years experience in the acquiring side of the business and is a
National City Bank Excel award winner for revenue company-wide.  Randy will be opening an office in
Louisville, Kentucky.
Mike Valerio, Vice President of Business Development
Mike has spent most of his career establishing and creating distributional channels, and brings more than 12 years of experience in helping ISOs and ISAs build their business and boost their bottom line.
Mike will focus on developing the Independent Sales Agent (“ISA”) and Independent Sales
Organization (“ISO”) electronic payment channels and will be working closely with Randy Sagar.
William Berry , Vice President of Strategic Market Alliances
William’s primary focus has been on developing relationships with agent banks and credit unions, and he will extensively utilize the patented NewTracker® system to further grow and develop Newtek’s strategic alliance partner channel. William will focus on developing the Independent Sales Agent (“ISA”) and
Independent Sales Organization (“ISO”) electronic payment channels, and will be working closely with
Randy Sagar.

Tom Stier, Senior Vice President and Western Region Manager
Expanding Our Team of Professionals
Expanding Our Team of Professionals

Tom most recently was the Vice President—Sales, Marketing, Product Development & Investor Relations
at Aurora Bank, FSB, and has extensive experience in managing all aspects of residential and commercial lending including loan origination, assembling, underwriting and servicing. Tom will establish and run a
West Coast business development office for Newtek, and will have up to 4 other professional staff members. The activities of the Office will be to promote and sell the total spectrum of Newtek products including the Newtek Advantage™ operating platform to distribution partners and retail accounts.
Sundeep ‘Sunny’ Dronawat, Executive Vice President and Advisor to Chairman
Sunny is the Co-Founder of Rural America Onshore Outsourcing and POS on Cloud. He has an MBA in
Marketing and a Ph.D. in Chemical Engineering from University of Louisville. Sunny is certified in Six
Sigma, and is a Fellow of Financial Services Institute (FFSI) and Life Office Management Institute (FLMI).
Sunny will be focused on working with Newtek’s technological products such as future offerings in the areas of cyber-security and POS in the cloud for eCommerce clients.

Geographic & Office Expansion
Geographic & Office Expansion

New Office - Louisville, Kentucky
•
Led by Randy Sagar, with Mike Valerio and William Berry
•
Focus on developing the Independent Sales Agent (“ISA”) and Organization (“ISO”)
electronic payment channels, as well as grow Newtek’s strategic alliance partner channel
•
Focus on growing customer count and distributing Newtek’s full suite of products, including the Newtek Advantage™ focused on payroll, insurance, web traffic statistics and merchant processing in the Cloud
New Office - Orange County, California
•
West Coast regional office led by Tom Stier and 4 other professional staff
•
Will promote and sell total spectrum of Newtek products including the Newtek
Advantage™ platform to distribution partners and retail accounts
Expansion of existing Office - West Hempstead, New York
•
Added 11,000 square feet, which doubles office capacity for small business lending
•
Anticipate adding 30 jobs over the next two years
•
Expect over 50% loan volume growth in 2013, and growth in our loan servicing platform for our own account and other financial institutions as small business lenders

Newtek®
"The Small Business Authority®"

Direct to SMB Strategy:
Generate awareness of qualified small-business owners through a National prime-time television advertising campaign with a 50% increased marketing budget

Indirect SMB Strategy:
Targets Alliance Partners, Community Banks, Credit Unions, ISOs and other distribution channels utilizing NewTracker™

Direct to SMB - Branding Oriented:
- Growth in Unique Visitors
- Growth in Search
- Newtek Advantage™ for cross-selling opportunities
- Blogs, indices, surveys

Marketing Strategy Marketing Strategy 33

Marketing Campaign –
Marketing Campaign –
National
National
Television Commercials
Television Commercials
•
CNN
•
Fox News
•
Fox Business
On average, 190 or more monthly commercials which have aired on the following properties:
Commercial schedule primarily Monday to Thursday from 5am - 11pm
Improvement in Website statistics since start of TV campaign
•
32% increase in average time on site
•
20% improvement in our bounce rate
•
MSNBC
•
Headline News
•
The Outdoor Channel

40
35
30
25
20
15
10
5
0
18
35
Jan. 1, 2012 - Sep. 9, 2012
Sept. 10, 2012 - Dec. 31, 2012

Marketing Results
Marketing Results
Before & After TV Commercials
Before & After TV Commercials
Average Weekday Referrals (Lending Only)

Since start of campaign, the average number of daily referrals for our
Lending products increased by 94%, from 18 to 35 referrals

Newtek®
"The Small Business Authority®"

2,500
2,000
1,500
1,000
500
0
735
2,229
Q4 2011
Q4 2012

Lending Referrals – Q4 2011 vs. Q4 2012 Marketing Campaign Results Marketing Campaign Results 36 Lending referrals increased by over 200% compared with the year ago quarter

Newtek®
"The Small Business Authority®"

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
36,522
56,343
85,306
139,711
Q4 2011
Q4 2012
Unique Visitors
Total Visitors

Visitor Trend to www.thesba.com
Visitor Trend to www.thesba.com

As a result of our Direct Marketing Initiatives:
•
Total Quarterly Visitors* increased by 148% in Q4’12 vs. Q4’11
•
Total Quarterly Unique Visitors** increased by 134% for Q4’12 vs. Q4’11
*Represents the total visitors to www.thesba.com during each of the fourth quarters in 2011 and 2012.
**Represents the total of unique visitors that visited www.thesba.com during each of the fourth quarters in 2011 and 2012.
Total Visitors and Unique Visitors for Q4 2011 vs. Q4 2012

Newtek®
"The Small Business Authority®"

http://www.thesba.com/
Newtek Services
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"The Small Business Authority®"
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Offers our message to 27 million potential customers:

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thesba.com 2.0 thesba.com 2.0 38

The Newtek Advantage™ is a mobile real-time SMB management platform that puts all of a business’s critical transactions and economic, eCommerce and web site traffic data on a smartphone, tablet, laptop or PC. The Newtek Advantage™ provides the intelligence that businesses require and will give them the advantage to succeed.
This revolutionary platform will allow owners and operators of small- and medium-
sized businesses to manage their businesses from their mobile device anywhere, anytime, all without an IT department.
The Newtek Advantage ™
is SMART:
The Newtek Advantage™
The Newtek Advantage™
S:
Sales Increased — less time spent on administration; more time spent on sales and servicing customers
M:
More Control, Fewer Surprises — key business stats and metrics available in real time for faster and more informed decisions
A:
Accelerated Profits — real-time information means better and more profitable decisions
R:
Real-time information means key business management data is only seconds away, whenever and wherever the business operator is
T:
Technology Enhancements — leads to decreased cost of an IT department — everything is in the Cloud

Publicly Traded Comparable Companies
Publicly Traded Comparable Companies
Digital River (DRIV) announces purchase of LML Payment Systems (LMLP)
Universal Business Payment Solutions (UBPS) announced $179 million planned acquisition of credit/debit card sales and processing, payroll processing and tax filing companies
GoDaddy announced strategic purchase of a cloud-based financial management application company to reach more small businesses
Newtek has the advantage of experience providing a “suite of services” which operate on a similar, coordinated platform, and will also be available in the cloud; it’s called
The Newtek Advantage™
Medallion Financial Corp (TAXI) Heartland Payment Systems  (HPY) Web.com Group, Inc. (WWWW)
Cbeyond, Inc.  (CBEY) 8 x 8, Inc. (EGHT) ReachLocal, Inc. (RLOC)
Stamps.com, Inc. (STMP) Marchex, Inc. (MCHX) Vistaprint, NV (VPRT)

Investment Summary
Investment Summary
Publicly traded Company since 2000
Management’s interests aligned with shareholders
•
CEO alone owns over 14.5% of outstanding shares*
Trades at slightly more than 3x 2013 forecasted Modified EBITDA**
•
2013 forecasted Modified EBITDA** of $20.9 million, an increase of approximately
26.7%  over FY 2012 Modified EBITDA* of $16.5 million
Trades at 1.1x book value
Growing revenues
•
Expect to grow revenues by approximately 13% in 2013
Tremendous opportunity to penetrate market
•
Over 27 million small business in the U.S.
Inexpensive relative to market comparables
•
Market comps: LMLP, VNTV
41 *As of December 31, 2012
**See slide 44 for definition of Modified EBITDA

Newtek®
"The Small Business Authority®"

NEWT Daily
3/26/13
2.25
2.00
1.75
1.50
1.25
1.00
Volume
©BigCharts.com
800
600
400
200
0
Thousands
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
13
Feb
Mar

Key Statistics –
Key Statistics –
NASDAQ: NEWT
NASDAQ: NEWT

Stock Price (at 3/26/13) $1.85
52-Week Range $1.14-$2.21
Common Shares O/S 36.7M
Market Cap (at 3/26/13) $68.0M
Avg. Daily Trading Vol. 36,641
(based on 3 mo avg. as of 3/26/13)
Share Statistics (USD)
………………………......................................
Revenue $148.2M
Pre-tax Income $11.5M
Diluted EPS $0.18
Financial Highlights*
………………………......................................
*2013 forecast

Financial Review Financial Review Jennifer C. Eddelson - Jennifer C. Eddelson - CAO CAO

Non-GAAP Financial Measures
Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses modified EBITDA as a supplemental measure of its operating performance.  The Company defines modified EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure.  Newtek uses modified EBITDA as a supplemental measure to review and assess its operating performance. The Company also presents modified EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term modified EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP. Modified EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider modified EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, modified EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.
Newtek compensates for these limitations by relying primarily on its GAAP results and using modified EBITDA only supplementally.
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

In millions of dollars *Note: totals may not add due to rounding
FY 2012 Actual vs.  FY 2011 Actual
FY 2012 Actual vs.  FY 2011 Actual

Revenue For
The Year
Ended
December 31,
2012
Revenue For
The Year
Ended
December 31,
2011
Pretax Income
(Loss) For The
Year Ended
December 31,
2012
Pretax Income
(Loss) For The
Year Ended
December 31,
2011 (Restated)
MODIFIED
EBITDA For The
Year Ended
December 31,
2012
MODIFIED
EBITDA For The
Year Ended
December 31,
2011 (Restated)
Electronic
Payment
Processing
85.489 82.486 7.041 6.157 7.765 7.611
Managed
Technology
Solutions
18.211 19.184 4.254 4.837 5.580 6.355
Small
Business
Finance
25.408 21.025 8.094 4.135 12.908 7.094
All Other 1.860 1.835 (1.038) (0.734) (0.970) (0.625)
Corporate
Activities
0.785 1.092 (7.511) (10.169) (7.278) (8.662)
CAPCO 0.683 1.497 (1.401) (2.197) (1.310) (2.213)
Interco
Eliminations
(1.306) (1.780) – –
–
–
Total 131.130 125.339 9.439 2.029 16.695 9.560

2013 Revised Segment Guidance
2013 Revised Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 18.4 19.2 34.0 35.6 2.2 2.2 0.8 0.8 145.8 151.9 0.1 0.1 (0.8) 145.1 151.2
Pretax Income (Loss) 8.2 9.0 3.9 4.7 10.0 10.8 (1.1) (0.9) (9.6) (9.3) 11.4 14.3 (1.5) (1.3) - 10.0 13.0
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 0.1  0.1 5.9 5.9 - - - - 6.0 6.0 0.2 0.2 - 6.2    6.2
Depreciation and
Amortization 0.3 0.3 1.5 1.5 1.2 1.2 0.1   0.1   0.1 0.1 3.2 3.2 - - - 3.2 3.2
Modified EBITDA 8.5 9.3 5.5 6.3 17.1 17.9 (1.0) (0.8) (9.4) (9.1) 20.7 23.6 (1.4) (1.2) - 19.3 22.4

2013 Previous Segment Guidance
2013 Previous Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Managed Small Total
Payment Technology Business All Corporate Business CAPCO Intercompany
Processing Solutions Finance Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 18.4 19.2 31.4 35.9 2.2 2.2 0.8 0.8 143.2 152.2 0.1 0.1 (0.8) 142.5 151.5
Pretax Income (Loss) 8.2 9.0 3.9 4.7 8.1 10.5 (1.1) (0.9) (8.4) (8.2) 10.7 15.1 (1.5) (1.3) - 9.2 13.8
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 0.1  0.1 6.3 6.3 - - - - 6.4 6.4 0.2 0.2 - 6.6    6.6
Depreciation and
Amortization 0.3 0.3 1.5 1.5 1.3 1.3 0.1   0.1   0.1 0.1 3.3 3.3 - - - 3.3 3.3
Modified EBITDA 8.5 9.3 5.5 6.3 15.7 18.1 (1.0) (0.8) (8.2) (8.0) 20.5 24.9 (1.4) (1.2) - 19.1 23.7

Addenda Addenda

Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
2012
Modified
EBITDA
Electronic Payment
Processing
7.041 - - - (0.020) - 0.001 0.743 7.765
Managed Technology
Solutions
4.254 - - - 0.033 - 0.079 1.214 5.580
Small Business Finance 8.094       - - - 0.059 - 3.836 .919 12.908
All Other (1.038) - - - 0.031 - - 0.036 (0.971)
Corporate Activities (7.511) - - - 0.396 (0.291) 0.011 0.117 (7.278)
CAPCO (1.401) (0.522) (0.003) 0.043 - - 0.567 0.007 (1.309)
Total 9.439 (0.522) (0.003) 0.043 0.499 (0.291) 4.494 3.036 16.695
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the year ended December 31, 2012
In millions of dollars
*Note: totals may not add due to rounding

Modified EBITDA Reconciliation
Modified EBITDA Reconciliation
Modified EBITDA Reconciliation from Pretax Income (Loss)
For the year ended December 31, 2011 (as Restated)
In millions of dollars *Note: totals may not add due to rounding
Pretax
Income
(Loss)
Income
from Tax
Credits
Net
Change in
Fair Value
of Credits
in Lieu of
Cash and
Notes
Payable in
Credits in
Lieu of
Cash
Other than
Temporary
Decline in
Value of
Investments
Lease
Restructuring
Charges
Deferred
Comp
Expense
Interest
Expense
Depreciation
and
amortization
2011
(Restated)
Modified
EBITDA
Electronic Payment
Processing
6.159 - - - - 0.033 - 1.419 7.611
Managed
Technology
Solutions
4.837 - - - - 0.027 0.104 1.387 6.355
Small Business
Finance
4.135 - - - - 0.036 2.030 0.893 7.094
All Other (0.734) - - - - 0.028 - 0.080 (0.625)
Corporate Activities (10.172) - - - .990 0.356 0.003 0.163 (8.662)
CAPCO (2.197) (1.390) 0.131 (0.051) - - 1.282 0.012 (2.213)
Total 2.029 (1.390) 0.131 (0.051) .990 0.480 3.416 3.955 9.560